Exhibit 99.1

Slide Presentation of Greater Bay Bancorp as of June 30, 2006

1 Greater Bay Bancorp Greater Bay Bancorp Investor Presentation Investor Presentation September 2006 September 2006

Greater Bay Bancorp
Greater Bay Bancorp
Certain matters discussed in this presentation constitute forward-looking statements
within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward looking statements relate to the Company’s current expectations regarding
future operating results, net interest margin, net loan charge-offs, asset quality, level
of loan loss reserves, growth in loans and deposits and the strength of the local
economy. These forward looking statements are subject to certain risks and
uncertainties that could cause the actual results, performance or achievements to
differ materially from those expressed, suggested or implied by the forward looking
statements. These risks and uncertainties include, but are not limited to: (1) the
impact of changes in interest rates, a decline in economic conditions at the local,
national and international levels and increased competition among financial service
providers on the Company’s results of operations and the quality of the Company’s
earning assets; (2) government regulation, including ABD’s receipt of requests for
information from state insurance commissioners and subpoenas from state attorneys
general related to the ongoing insurance industry-wide investigations into contingent
commissions and override payments; and (3) the other risks set forth in the
Company‘s reports filed with the Securities and Exchange Commission, including its
Annual Report on Form 10-K for the year ended December 31, 2005. Greater Bay
does not undertake, and specifically disclaims, any obligation to update any forward-
looking statements to reflect occurrences or unanticipated events or circumstances
after the date of such statements.

Company Profile
Company Profile
As of June 30, 2006
As of June 30, 2006
$4.5 billion Core Loans
(1)
1.41% / 14.3% Q2 ROA / ROCE
$1.5 billion Market Capitalization
(3)
$712 million Common Equity
50.9 million Common Shares Outstanding
$0.46 Q2 Diluted EPS
$25.1 million Q2 Net Income
$4.3 billion Core Deposits
(2)
$7.4 billion Total Assets
(1) Excludes purchased whole loans
(2) Excludes brokered and wholesale institutional deposits
(3) As of August 15, 2006

Investment Rationale
Investment Rationale
• Largest independent banking franchise in Northern
California operating in lucrative San Francisco Bay Area
regional market.
• Proven record of organic growth.
• Established track record as acquirer of choice.
• Diversified provider of financial services in three distinct
business areas.
• Mitigates geographic and sector-specific
concentrations.
• Balanced spread and fee revenue mix.

Investment Rationale
Investment Rationale
•
Strong financial fundamentals and sound credit metrics.
•
Experienced and proven executive management team.
•
Leading to long-term record of superior shareholder
return.

6 An Exceptional Regional Market An Exceptional Regional Market

7 Greater San Francisco Bay Area Greater San Francisco Bay Area

Greater San Francisco Bay Area Profile
Greater San Francisco Bay Area Profile
• Recognized global leadership in technological innovation,
advancement, and growth.
• Unmatched concentration of venture capital funding
and investment.
• Entrepreneurial spirit and results-oriented ethic.
• Highest levels of worker productivity and per capita
income in the nation.
• Highest level of workforce education in the nation.
• Exceptionally strong international trade position.

9 Diversified Financial Services Diversified Financial Services Provider Provider

Diversified Financial Services Provider
Diversified Financial Services Provider
Greater Bay Bancorp
Community Banking
Loans of $3.0 billion
Core deposits of $4.2
billion
8 distinct community bank
brands
41 offices
Relationship based
Centralized operations,
international and cash
management support
Bay Area in scope
Assets of $1.6 billion
Commercial finance to
health care businesses
Small ticket leasing
Factoring and asset
based lending
SBA lending
National in scope
Annual premiums of
$2.2 billion
2005 annual revenues of
$154 million *
Offering P&C and D&O,
employee benefits, risk
management services
No underwriting risk
Western U.S. in scope
Specialty Finance Insurance Brokerage
*Includes Lucini/Parish which was acquired May 2005.

11 Community Banking Community Banking

Community Banking Business
Community Banking Business
• Operating 8 separate banking identities under single
consolidated charter – 41 office locations throughout the
Greater Bay Area.
• Common data processing platform, credit policies and
operating procedures – served and supported by single
administrative staff.
• Relationship focused:
• Loans: Commercial ($500M-5MM), CRE ($1-10MM),
and construction ($1-10MM).
• Deposits: Full suite of business and personal
products.
• Local people in local markets making local decisions
based upon local knowledge.

13 Community Banking Footprint Community Banking Footprint

14 Client-Centric Banking Model Client-Centric Banking Model Install Sell Service Craft Locate and Diagnose 1 5 4 2 3 Client Link and Build 6 Relationship Management Business Development

Business Development Group Initiatives
Business Development Group Initiatives
• Proven executive hired in Q4 2005 to build & manage team.
• Fourteen proven BDOs recruited to date.
• Top performers from two major local competitors.
• Virtually all BDOs from large banks.
• Targeted to grow to 15 by year-end.
• Each BDO expected to generate $20MM in annual loan/line
commitments and related deposit business.
• Commercial and owner-occupied CRE in nature.
• Target size of $1-6 MM per commitment.

Core Deposit Balances
Core Deposit Balances
(1) (1)
$4.43
$4.56
$4.81
$4.56
$4.47
$4.25
$0
$2
$4
$6
2002 2003 2004 2005 Q1 '06 Q2 '06
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.

(1) Core deposits exclude brokered and wholesale institutional deposits.
By Region By Type
Demand
24%
MMDAs
37%
Savings &
NOW
27%
Other Time
Deposits
3%
Time
Deposits
>$100
9%
San Mateo
30%
Contra
Costa
13%
Sonoma
4%
Santa
Clara
38%
Santa Cruz
&
Monterey
6%
Alameda
3%
Marin
2%
San
Francisco
4%
Community Banking Core Deposits
Community Banking Core Deposits
(1) (1)
June 30, 2006
June 30, 2006

18 Restrained Core Deposit Pricing Restrained Core Deposit Pricing -1% 0% 1% 2% 3% 4% 5% Dec '03 Dec '04 Dec '05 Jun '06 Interest Bearing Core Deposit Cost LIBOR Cumulative Rate Change

19 Specialty Finance Specialty Finance

Specialty Finance Business
Specialty Finance Business
• Collection of discrete businesses focused on acquisition and
servicing/sale of value-based assets where execution,
efficiency, standardization, and productivity are essential to
optimizing profitability.
• Transaction rather than relationship-based.
• Relationships essentially limited to intermediaries who
source the business (dealers, distributors, etc.).
• Mandate to compete at high end of credit quality spectrum.
• No deviation from target borrower – very disciplined.
• Intense focus on perpetual growth of credit risk knowledge and
on automation-based underwriting as core strategic elements.

Total Assets:       $1.6 billion
Professional dental
and veterinary term
commercial financing
National in scope
Matsco
Small-ticket leasing
National in scope
Greater Bay
Capital
Factoring and asset-
based lending
National in scope
Greater Bay
Business Funding
504 and 7(A) business
sourced direct and via
community banks
Regional in scope
SBA
Lending
Start-up venture aimed
at brokering or retaining
high quality SFD REL
Regional in scope
Residential
Mortgage Lending
Specialty
Finance
Group

Specialty Finance Group
Specialty Finance Group
Loan Portfolio Composition
Loan Portfolio Composition
June 30, 2006
June 30, 2006
(1) Excludes operating lease totals of $56.7 million at 06/30/06.
Matsco
60%
Greater Bay
Capital (1)
14%
SBA Lending
17%
Residential
Mortgage
3%
Greater Bay
Business
Funding
6%

23 Credit Portfolio Profile Credit Portfolio Profile

Core Loan Portfolio Composition
Core Loan Portfolio Composition
Combined Community Banking and Specialty Finance
Combined Community Banking and Specialty Finance
($ in Billions)
$-
$1
$2
$3
$4
$5
2001 2002 2003 2004 2005 Q2 2006
Commercial-Term RE Construction and Land
Commercial - Community Banking Commercial-Specialty Finance
SNC/Residential/All Other
$4.51              $4.81              $4.55             $4.47 $4.50               $4.56
14%
13%
26%
16%
31%
11%
17%
24%
15%
33%
10%
19%
23%
12%
36%
9%
23%
22%
11%
36%
9%
26%
20%
14%
31%
8%
29%
16%
17%
29%

-400
-200
0
200
400
Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06
Commercial - Term RE Construction and Land
Commercial - Community Banking Commercial - Specialty Finance
Total Loans *
Core Loan Portfolio Evolution
Core Loan Portfolio Evolution
Combined Community Banking and Specialty Finance
Combined Community Banking and Specialty Finance
(Cumulative Change Since December 2003)
(Cumulative Change Since December 2003)
($ in Millions)
* Total Loans  gross of deferred fees and discounts

Term Commercial Real Estate Loan Composition
Term Commercial Real Estate Loan Composition
June 30, 2006
June 30, 2006
Retail
22%
Industrial
16%
Self
Storage
2%
Office
35%
Warehouse
6%
Other
10%
R&D
4%
Hotel/Motel
5%
San Mateo
11%
Contra
Costa
7%
Marin
7%
San
Francisco
9%
Santa Cruz
5%
Sonoma
7%
Monterey
2%
Other
9%
Alameda
15%
Santa
Clara
28%
By Type
By County
Total - $1.3 Billion

27 Bay Area Office Market Bay Area Office Market and Vacancy Trends and Vacancy Trends Source: BT Commercial $0 $2 $4 $6 1999 2000 2001 2002 2003 2004 2005 0% 5% 10% 15% 20% 25% Avg Rent Vacancy

Construction Loan Portfolio Composition
Construction Loan Portfolio Composition
December 31, 2002 June 30, 2006
1-4 SFR
38%
Multifamily
18%
Office
29%
Industrial
1%
Self
Storage
3%
Retail
2%
Other
9%
Total - $557 Million Total - $612 Million
1-4 SFR
53%
Multifamily
27%
Office
6%
Retail
6%
Land
2%
Self
Storage
1%
R&D
2%
Other
3%

Construction Loan Portfolio Composition
Construction Loan Portfolio Composition
June 30,  2006
June 30,  2006
By County
Santa Clara
32%
San
Francisco
13%
San Mateo
13%
Alameda
8%
Santa Cruz
5%
Contra
Costa
7%
Sacramento
4%
San Diego
4%
Other
5%
Marin
2%
Solano
3%
Monterey
2%
Sonoma
2%
Total - $612 Million

65-70%
29%
< 60%
22%
70-75%
16%
60-65%
28%
75-80%
5%
By  LTV By Total Commitment Size
Total - $751 Million
1-4 Family/Condo Construction Portfolio Commitments
1-4 Family/Condo Construction Portfolio Commitments
June 30, 2006
June 30, 2006
$20-25MM
11%
Over
$25MM
17%
Under
$5MM
31%
$15-20MM
10%
$10-15MM
15%
$5-10MM
16%

31 Commercial Insurance Commercial Insurance Brokerage Brokerage

Commercial Insurance Services Business
Commercial Insurance Services Business
• Acquired ABD Insurance and Financial Services in March 2002 –
a highly-respected provider of commercial insurance brokerage
and risk management services.
• Largest brokerage firm headquartered on the West Coast and
14 largest in the nation.
• 4 largest bank-owned firm in the country.
• Diversified property and casualty (65%) and employee benefit
(35%) revenue streams.
• Key strengths in technology, biotech, wine, construction, and
agribusiness industry sectors.
th
th

• Strategic focus on disciplined expansion (via organic growth
and acquisitions) into key western regional markets.
• Leverage existing lines of business expertise – and to
develop enhanced “provider-of-choice” branding and
pricing positions.
• Successful 2003 expansion into Seattle.
• Completed acquisition of highly regarded Lucini/Parish
firm in Nevada – May 1, 2005.
Commercial Insurance Services Business
Commercial Insurance Services Business

34 Bay Area Sacramento Reno Los Angeles/ Southern CA Seattle Additional Major Western Regional Markets ABD Insurance and Financial Services 2005 Commission & Fee Revenue: $154 million

35 ABD Geographic Distribution ABD Geographic Distribution % of 2005 Revenue % of 2005 Revenue Nevada Seattle Bay Area Southern CA/ Central Coast Sacramento 10% 10% 13% 17% 50%

ABD 2005 Revenue Distribution
By Size of Client Relationship *
($ in 000’s)
$25-50
14%
$5-25
16%
Over $75
2%
$500-750
4%
$250-500
14%
$100-250
29%
$50-100
21%
Property and Casualty
* Excludes relationships of less than $5,000
$5-25
15%
Over $750
4%
$500-750
4%
$250-500
12%
$100-250
28%
$25-50
16%
$50-100
21%
Employee Benefits

37 Increased Non-Interest Revenue Contribution Increased Non-Interest Revenue Contribution 18% 13% 25% 12% 28% 12% 32% 12% 34% 13% 2002 2003 2004 2005 YTD '06 ABD Other Fee-Based 40% 31% 37% 44% 47%

38 Sound Credit Metrics Sound Credit Metrics

39 Net Charge-Offs Net Charge-Offs $31.6 $17.7 $11.3 $2.7 $0 $25 $50 $75 2003 2004 2005 YTD '06 ($ in Millions)

Net Charge-Offs by Loan Type
Net Charge-Offs by Loan Type
-$5
$0
$5
$10
$15
2003
$10.9 $4.3 $3.2 $2.0 0.9
2004
$6.7 $3.1 $2.8 $1.6 0.5
2005
$5.7 $0.7 $0.0 $3.0 1.9
YTD '06
$2.6 $0.8 $0.0 ($0.9) 0.2
Specialty
Finance *
C & I
RE Term -
Commercial
Construction &
Land
Consumer &
Other
($ in Millions)
* Specialty Finance includes, Matsco, GBC, GBBF and SBA.

Non-Performing Assets by Loan Type
Non-Performing Assets by Loan Type
$0
$25
$50
$75
$100
6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06
CRE Const./Land Commercial Specialty Finance All Other
$42
$59
$44
($ in Millions)
$53
$88*
$73* $72*
* Includes single borrowing relationship representing $41.6MM at 6/30/05, $36.6MM at 9/30/05 and $36.8MM 12/31/05.
$33 $33

42 Strong Financial Indicators Strong Financial Indicators

Capital Strength
Capital Strength
14.9%
13.5%
12.1%
6.0%
Q2 ‘06
13.3% 14.3% 10.0% Total Risk-Based Capital
12.0% 13.0% 6.0% Tier 1 Risk-Based Capital
10.4% 10.7% 5.0% Leverage Ratio
5.6% 6.1% N/A Tangible Common Equity /
Tangible Assets
2005 2004
Regulatory
Well-Capitalized
Standard
Capital Ratios

4.35%
4.36%
5.29%
5.56%
4.86%
4.52%
4.20%
4.36%
4.26%
7.75%
7.25%
8.50%
9.50%
5.00%
4.25%
4.00%
5.25%
8.25%
2%
4%
6%
8%
10%
12/99 12/00 12/01 12/02 12/03 12/04 12/05 03/06 06/06
GBBK's Avg. Margin Prime Rate
Net Interest Margin
Net Interest Margin

Interest Rate Risk Profile
Interest Rate Risk Profile
• Neutral risk positioning orientation.
• Fundamentally matched across maturity
spectrum.
• Balanced under 1 year gap -- asset rates reset
before liabilities.
• Investment portfolio continues to be managed for
minimal credit and controlled convexity risk.
• Deposit repricing speed and balance behaviors
primary position uncertainty.

46 Quality Management Quality Management

Experienced and Committed
Experienced and Committed
Management Team
Management Team
Franklin Templeton, KeyCorp Allen Gula Chief Information Officer
ABD, Minet, COMPRO Dan R. Francis Insurance Brokerage
Wells Fargo Colleen M. Anderson Community Banking
Stanford University, Bank of
America, EurekaBank
Peggy Hiraoka Human Resources
Wells Fargo, ATT Capital Keith Wilton Specialty Finance
Cal Fed, OTS Kenneth Shannon Chief Risk Officer
Bank of America James S. Westfall Chief Financial Officer
Wells Fargo, Bank of America,
EurekaBank
Byron A. Scordelis Chief Executive Officer
Experience Name Officer

48 Focus on the Future Focus on the Future

2006 Accomplishments of Note
2006 Accomplishments of Note
• Continuation of solid and quality growth realized in specialty
finance and commercial insurance brokerage businesses.
• Integration of strategic insurance acquisition successfully
completed.
• Expansion of GBC franchise sustained.
• Repositioning of community bank asset portfolio proceeding in
concert with stated objectives.
• Balance migration from CRE to construction.
• BDO initiative established and growing.
• Key risk and control metrics favorably reflect devotion of focus
and resources.
• Credit quality trends sustainably strengthening.
• SOX compliance efforts consistent with control-based ethic.

Key Objectives
Key Objectives
• Restore and drive top-line revenue growth.
• Quality loan and deposit growth in targeted product
types and client profiles.
• Focus on C&I, construction, and specialty finance
lending.
• Continued growth of insurance and other fee revenue
sources.
• Redoubled focus on pricing disciplines.
• Achieve and sustain increased cost efficiency.
• Rationalize responsibilities and structures.
• Realize growth without added recurring cost.

Key Objectives
Key Objectives
• Pursue expansion of all existing business lines.
• Be regarded as “best of breed” in all control endeavors.
• Regulatory, compliance, accounting, SOX, and
enterprise-wide risk management.
• Portfolio concentration and credit quality.
• Interest rate risk management.
• Be an active force for positive change in the communities
that we serve.

Recent Developments
Recent Developments
• Realignment of community bank “branding” identities completed
in August 2006.
• Reduced number of franchise identities from twelve to eight.
• Strategic positioning around “natural” regional community
banking economic markets.
• Leverages pre-existing strength of Mid-Peninsula Bank
identity, and coalesces four previously unfocused identities in
the Santa Clara Valley around single new regional brand --
with deposits totaling in excess of $1.0 billion.
• Opened new banking office in Santa Rosa, and finalizing leases
on new locations in Oakland and Livermore -- both expected to
open by YE 06.

• Established de novo commercial insurance brokerage operation
in Eugene, Oregon in August 2006.
- Continues ABD’s strategic mission of building out (via mix of
organic and de novo growth) leading commercial insurance
brokerage position on West Coast.
•
Major acquisitions successfully completed in Nevada and
Washington.
•
De novo locations established in San Diego, Denver, and
Eugene.

54 Focus on Shareholder Value Focus on Shareholder Value

55 GBBK Share Price Performance GBBK Share Price Performance 0% 200% 400% 600% 800% GBBK S&P Bank Index S&P 500 Nasdaq Bank Index

56 Greater Bay Bancorp Greater Bay Bancorp


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San
Mateo
Santa Clara
Santa Cruz
Monterey


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San
Mateo
Santa Clara
Santa Cruz
Monterey


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San Mateo
Santa Clara
Santa Cruz
Monterey


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San
Mateo
Santa Clara
Santa Cruz
Monterey










GBB/BOP
GBB
MDNB
GGB
PBC
MPB
SCVNB
CCB


GBB/BOP
GBB
MDNB
GGB
PBC
MPB
SCVNB
CCB


GBB/BOP
GBB
MDNB
GGB
PBC
MPB
SCVNB
CCB


GBB/BOP
GBB
MDNB
GGB
PBC
MPB
SCVNB
CCB




















































































Rent Per SF
Vacancy Rate


Rent Per SF
Vacancy Rate


Rent Per SF
Vacancy Rate


Rent Per SF
Vacancy Rate




























































% of Total Revenue


% of Total Revenue


% of Total Revenue


% of Total Revenue



































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